UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

SCHEDULE 14A

___________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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Andretti Acquisition Corp. II
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANDRETTI ACQUISITION CORP. II
100 KIMBALL PLACE, SUITE 550
ALPHARETTA, GA 30009

LETTER TO SHAREHOLDERS

Dear Shareholders of Andretti Acquisition Corp. II:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting (the “Special Meeting”) of Andretti Acquisition Corp. II, a Cayman Islands exempted company (“we,” “Andretti” or the “Company”), which will be held on August 28, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned or postponed.

Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying notice of the Special Meeting and proxy statement describe the business Andretti will conduct at the Special Meeting and provide information about Andretti that you should consider when you vote your shares. As set forth in the accompanying proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Andretti has to consummate a business combination be extended (the “Charter Extension”) from September 9, 2026 to September 9, 2027 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Charter Extension Date”) and that the Amended and Restated Memorandum of Association and Articles of Association of Andretti (the “Charter”), be amended as set out in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

•        Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

•        Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary or desirable, at the discretion of the directors, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement. In addition to considering and voting on the foregoing proposals, shareholders will have the opportunity to present questions to the members of the Company’s management (the “Management”) at the Special Meeting regarding the (i) financial statements of the Company for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 24, 2026 (the “2025 Annual Report”) and (ii) Company’s current affairs.

The Charter currently provides that Andretti has until September 9, 2026 to complete its initial business combination. While Andretti is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before September 9, 2026 to consummate a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Andretti will need to obtain the Charter Extension. Without the Charter Extension, the Board believes that there is significant risk that Andretti might not, despite its best efforts, be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate even if Andretti’s shareholders are otherwise in favor of consummating a potential transaction.

Therefore, the Board has determined that it is in the best interests of Andretti and its shareholders to extend the date by which Andretti has to consummate an initial business combination to the Charter Extension Date in order that Andretti’s shareholders have the opportunity to participate in a potential initial business combination, as well as to provide additional flexibility to wind up our operations prior to the Charter Extension Date.

As contemplated by the Charter, the holders of Andretti’s Class A ordinary shares, par value of $0.0001 per share (the “Class A Ordinary Shares”) issued as part of the units sold in Andretti’s initial public offering (the “Public Shares”) will be provided with an opportunity to redeem all or a portion of their Public Shares upon the effectiveness of the Extension Amendment Proposal at a per-share price equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”), including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. Such redemption rights are not available to our Sponsor, all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

As of July 28, 2026, the redemption price per share was approximately $10.83 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $249.2 million as of July 28, 2026 (including interest not previously released to Andretti to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market (“Nasdaq”) on July 28, 2026 was $10.79 per share. Andretti cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Andretti believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Andretti does not complete a business combination on or before September 9, 2026.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before September 9, 2026, Andretti will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Andretti’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Andretti’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value of $0.0001 per share (the “Class B Ordinary Shares,” collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting vote at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on July 27, 2026 (the “Record Date”) as the date for determining Andretti’s shareholders entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. Only holders of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any postponement or adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Andretti reserves the right at any time to postpone the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal. In the event the Special Meeting is postponed or the Extension Amendment Proposal is not approved and Andretti does not complete a business combination on or prior to September 9, 2026, Andretti will liquidate and dissolve in accordance with its Charter.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Andretti and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the notice of meeting and proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Andretti urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including about the 2025 Annual Report, to the Management at the Special Meeting.

By Order of the Board of Directors of
Andretti Acquisition Corp. II
/s/ William J. Sandbrook
William J. Sandbrook
Chairman of the Board
July 30, 2026

Your vote is very important. Whether or not you plan to attend the Special Meeting, please submit your proxy card as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. The approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “Street Name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on August 28, 2026: The Notice of Meeting, the 2025 Annual Report and the accompanying proxy statement are available at https://www.cstproxy.com/andrettiacquisitionii/2026.

ANDRETTI ACQUISITION CORP. II
100 KIMBALL PLACE, SUITE 550
ALPHARETTA, GA 30009

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING

To the Shareholders of Andretti Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting (the “Special Meeting”) of Andretti Acquisition Corp. II, a Cayman Islands exempted company (“we,” “Andretti” or the “Company”), will be held on August 28, 2026 at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned or postponed.

You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals, more fully described below in the accompanying proxy statement, which is dated July 30, 2026 and is first being mailed to shareholders on or about July 31, 2026:

Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Andretti has to consummate a business combination be extended (the “Charter Extension”) from September 9, 2026 to September 9, 2027 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Charter Extension Date”) and that the Amended and Restated Memorandum of Association and Articles of Association of Andretti (the “Charter”) be amended as set out in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”). The text of the special resolution to be passed is as follows:

“It is resolved as a special resolution with immediate effect that the Company’s articles of association be amended by replacing the existing definition of Deadline Date in Article 49.7 with the following:

49.7  In the event that:

(a)     the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles (the “Deadline Date”);”.

Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that Andretti has until September 9, 2026 to complete its initial business combination. While Andretti is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before September 9, 2026 to consummate a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Andretti will need to obtain the Charter Extension. Without the Charter Extension, the Board believes that there is significant risk that Andretti might not, despite its best efforts, be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate even if Andretti’s shareholders are otherwise in favor of consummating a potential transaction.

Therefore, the Board has determined that it is in the best interests of Andretti and its shareholders to extend the date by which Andretti has to consummate an initial business combination to the Charter Extension Date in order that Andretti’s shareholders have the opportunity to participate in a potential initial business combination, as well as to provide additional flexibility to wind up our operations prior to the Charter Extension Date. As contemplated by the Charter, the holders of Andretti’s Class A ordinary shares, par value of $0.0001 per share (the “Class A Ordinary Shares”) issued as part of the units sold in Andretti’s initial public offering (the “Public Shares”) will be provided with an opportunity to redeem all or a portion of their Public Shares upon the effectiveness of the Extension Amendment Proposal at a per-Share price equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”), including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. Such redemption rights are not available to our Sponsor, all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

As of July 28, 2026, the redemption price per share was approximately $10.83 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $249.2 million as of July 28, 2026 (including interest not previously released to Andretti to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on July 28, 2026 was $10.79 per share. Andretti cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Andretti believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Andretti does not complete a business combination on or before September 9, 2026.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before September 9, 2026, Andretti will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Andretti’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Andretti’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value of $0.0001 per share (the “Class B Ordinary Shares,” collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Adjournment Proposal and Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on July 27, 2026 (the “Record Date”) as the date for determining Andretti’s shareholders entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any postponement or adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Andretti reserves the right at any time to postpone the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal. In the event the Special Meeting is postponed or the Extension Amendment Proposal is not approved and Andretti does not complete a business combination on or prior to September 9, 2026, Andretti will dissolve and liquidate in accordance with its Charter.

To exercise your redemption rights, you must tender your Public Shares to Andretti’s transfer agent at least two business days prior to the Special Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in Street Name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 23,760,000 issued and outstanding Class A Ordinary Shares, of which 23,000,000 Class A Ordinary Shares are held by Andretti public shareholders, 760,000 Class A Ordinary Shares are held by the Sponsor and BTIG, LLC (“BTIG”), and 5,750,000 issued and outstanding Class B Ordinary Shares. Andretti’s warrants do not have voting rights.

The accompanying proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Andretti urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 24, 2026 (the “2025 Annual Report”), at the Special Meeting.

By Order of the Board of Directors of
Andretti Acquisition Corp. II
/s/ William J. Sandbrook
William J. Sandbrook
Chairman of the Board
July 30, 2026

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Andretti’s current views with respect to, among other things, Andretti’s capital resources and results of operations. Likewise, Andretti’s statements regarding market conditions. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Andretti’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Andretti does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements contained herein:

•        Andretti’s ability to complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Andretti; and

•        the use of funds not held in the Trust Account or available to Andretti from interest income on the Trust Account balance.

While forward-looking statements reflect Andretti’s good faith beliefs, they are not guarantees of future performance. Andretti disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Andretti’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Andretti’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2026, and in other reports Andretti files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Andretti (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Andretti shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on August 28, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned or postponed. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet.

Q:     Why am I receiving this proxy statement?

A:     Andretti is a blank check company incorporated as a Cayman Islands exempted company on May 21, 2024 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On September 9, 2024, Andretti consummated its initial public offering of 23,000,000 units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, Andretti consummated the private placement of an aggregate of 760,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating gross proceeds of $7,600,000. The initial public offering and the private placement generated an aggregate amount of gross proceeds of $237,600,000 to Andretti.

Like most blank check companies, Andretti’s Charter provides for the return of initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before September 9, 2026.

Andretti believes that it is in the best interests of Andretti and its shareholders to continue Andretti’s existence until the Charter Extension Date in order to allow Andretti additional time to complete a business combination and is therefore holding this Special Meeting.

Q:     When and where is the Special Meeting?

A:     The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned or postponed. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. The Special Meeting will start at 10:00 a.m. Eastern Time, on August 28, 2026.

Q:     What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:     Andretti shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, the Extension and that the Charter be amended as set out in Annex A attached to this proxy statement;

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Q:     Why is Andretti proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     Andretti’s Charter provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination consummated on or before September 9, 2026. The purpose of the Extension Amendment Proposal is to allow Andretti additional time to complete a business combination.

Without the Charter Extension, Andretti believes that it will not be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate.

If the Extension Amendment Proposal is not approved based on tabulated votes, Andretti may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Andretti’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Andretti reserves the right at any time to postpone the Special Meeting. In the event the Special Meeting is postponed or the Extension Amendment Proposal is not approved, and Andretti does not complete a business combination on or prior to September 9, 2026, Andretti will liquidate and dissolve in accordance with its Charter.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

An Andretti shareholder who attends the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such Andretti shareholder will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of at least one-third of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Andretti believes shareholders will benefit from Andretti consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which Andretti has to complete a business combination until the Charter Extension Date. Without the Charter Extension, Andretti believes that it will not be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate and dissolve.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Andretti’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and Andretti’s directors and officers vote?

A:     The Sponsor and Andretti’s directors and officers have advised Andretti that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Class B ordinary shares held by the Sponsor and Andretti’s directors and officers (the “Founder Shares”) or membership interests in the Sponsor pursuant to such arrangements.

Holders of Founder Shares and the Class A Ordinary Shares underlying the Private Placement Units (the “Private Shares”), including the Sponsor and Andretti’s directors and officers and their respective affiliates, are not entitled to redeem any Founder Shares and Private Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, holders of the Founder Shares, including the Sponsor, beneficially owned and were entitled to vote 3,636,667 Class B Ordinary Shares and Private Shares, representing approximately 21% of Andretti’s issued and outstanding Ordinary Shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Special Meeting in person or by proxy, or if you do attend the Special Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Special Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, Andretti does not currently anticipate seeking any further extension to consummate a business combination beyond the Charter Extension Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Andretti may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Special Meeting or at any postponement or adjournment thereof, and a business combination is not completed on or before September 9, 2026, Andretti will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public

Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Andretti’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Andretti’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Founder Shares and Private Shares, including the Sponsor and the officers and directors of Andretti, waived their rights to participate in any liquidation distribution with respect to the Founder Shares and Private Shares held by them. There will be no distribution from the Trust Account with respect to Andretti’s warrants, which will expire worthless in the event Andretti dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, Andretti will continue to attempt to find, negotiate and consummate a business combination until the Charter Extension Date. Andretti will file the special resolution approving the Extension Amendment Proposal and the amendment to the Charter as set out in Annex A hereto with the Registrar of Companies of the Cayman Islands and will continue its efforts to negotiate and obtain approval of a business combination at an extraordinary general meeting and consummate a business combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Andretti held by Andretti’s officers, directors, the Sponsor and its affiliates.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Andretti on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, and potentially less cash.

Q:     May I change my proxy voting instructions after I have mailed my signed proxy card?

A:     If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet;

•        you may send a later dated, signed proxy card to Andretti Acquisition Corp. II, 100 Kimball Place, Suite 550, Alpharetta, GA 30009, Attn: Chief Executive Officer, so that it is received by Andretti’s Chief Executive Officer on or before the Special Meeting; or

•        you may attend the Special Meeting, revoke your proxy, and vote as indicated above.

Q:     What is the proxy card?

A:     The proxy card enables you to appoint each of William J. Sandbrook, the Executive Chairman and Chairman of the Board, and William M. Brown, the Chief Executive Officer and Principal Financial and Accounting Officer, or failing them, the duly appointed chairman of the Meeting, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Sandbrook and Mr. Brown, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

Q:     What happens if I do not indicate how to vote my proxy?

A:     If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of our Board as described below. If the meeting is adjourned or postponed, Mr. Sandbrook and Mr. Brown, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Q:     Will my shares be voted if I do not provide my proxy?

A:     If you are a Shareholder of Record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in Street Name. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information.

Q:     Who can vote at the Meeting?

A:     Only holders of our Ordinary Shares at the close of business on the Record Date, July 27, 2026, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 23,760,000 Class A Ordinary Shares were outstanding and entitled to vote.

Q:     How many votes do I have?

A:     Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and officers.

Q:     Is my vote kept confidential?

A:     Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Auditor Ratification Proposal requires the affirmative vote of a simple majority of votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of at least one-third of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:    If my shares are held in “Street Name,” will my broker, bank or nominee automatically vote my shares for me?

A:     Holders of our Ordinary Shares that are held in Street Name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Special Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Q:     Can I attend the Meeting in person?

A:     Yes. the Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at 10:00 a.m. Eastern Time, on August 28, 2026 and you will be permitted to attend the Meeting in person. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

Q:     What constitutes a quorum at the Special Meeting?

A:     The holders of at least one-third of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. Holders of Founder Shares and Private Shares, including the Sponsor, who beneficially owns approximately 21% of Andretti’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, 3,636,667 Public Shares would be required to be present at the Special Meeting to achieve a quorum.

Q:     What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

A:	•

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record.”

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

Q:     How can I vote if I am a Shareholder of Record?

A:     If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Proposals:

•        At the Meeting.    You may vote at the Meeting.

•        Online.    You may vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on August 27, 2026 (have your proxy card in hand when you visit the website).

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 10:00 a.m. Eastern Time, on August 28, 2026.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Q:     How can I vote if I am a Beneficial Owner of shares held in Street Name?

A:     If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Proposals:

•        At the Meeting.    If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By Mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        Online.    You may vote by proxy by submitting your proxy by online (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

You are also invited to attend the Meeting. For more information on attending the Meeting, see the question above entitled “Can I attend the Meeting in person?”

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Andretti and its shareholders. The Board recommends that Andretti’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Andretti and its shareholders and recommends that Andretti’s shareholders vote “FOR” the Auditor Ratification Proposal and the Adjournment Proposal.

Q:     What interests do Andretti’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Andretti’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the Founder Shares and Private Placement Units. See the section entitled “Special Meeting of Andretti Shareholders — Interests of the Sponsor and Andretti’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Andretti’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a holder of Public Warrants (defined below), can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with Andretti’s initial public offering which provide that each whole warrant is exercisable for one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     How do I exercise my redemption rights?

A:     In connection with the Extension Amendment Proposal and contingent upon the approval of the Charter Extension, Andretti’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Andretti to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated September 5, 2024, filed in connection with Andretti’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on August 26, 2026 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Andretti redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Andretti’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Andretti shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Andretti’s understanding that Andretti shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Andretti does not have any control over this process and it may take longer than two weeks. Andretti shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Andretti shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

Q:     What should I do if I receive more than one set of voting materials for the Special Meeting?

A:     You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Where do I find the voting results of the Meeting?

A:     We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the meeting.

Q:     What other business may be conducted at the Meeting?

A:     The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Q:     Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:     Andretti will pay the cost of soliciting proxies for the Special Meeting. Andretti has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. Andretti will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Andretti (and their affiliates) may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then submit your proxy instructions as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Andretti Acquisition Corp. II
100 Kimball Place, Suite 550
Alpharetta, GA 30009
Attention: William M. Brown
Tel: (770) 299-2201
Email: matt.brown@andrettiacquisition.com

You may also contact the proxy solicitor for Andretti at:

Chuck Garske
Senior Managing Director
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 839-0959
Email: info@okapipartners.com

In order to receive timely delivery of the documents in advance of the Special Meeting, Andretti shareholders must make your request for information no later than August 17, 2026. You may also obtain additional information about Andretti from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on August 26, 2026 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the 2025 Annual Report, the Company’s Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in the Company’s securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable the Company to complete a business combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Charter Extension Date. The Company’s ability to consummate a business combination is dependent on a variety of factors, many of which are beyond the Company’s control.

The Company is required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and the Company will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Charter Extension or a business combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Charter Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of Ordinary Shares on the open market. The price of Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Ordinary Shares at favorable prices, or at all.

We anticipate that our securities will be suspended from trading on Nasdaq and delisted if we do not consummate our initial business combination by September 9, 2027. Any trading suspension or delisting could have a material adverse effect on the trading of our securities and may adversely affect our ability to consummate an initial business combination.

Our registration statement for our initial public offering was declared effective by the SEC on September 5, 2024 and our securities are currently listed on the Global Market tier of Nasdaq. Pursuant to our Charter, we have until September 9, 2026 to consummate our initial business combination.

Under Nasdaq rules, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading if the SPAC does not complete one or more business combinations within 36 months following the effectiveness of its initial public offering registration statement (the “Nasdaq 36-Month Requirement”), and Nasdaq will, at such point, commence delisting procedures. Although a SPAC can request a hearing before the hearing panel of Nasdaq (the “Hearing Panel”), the scope of the Hearing Panel’s review is limited. If a SPAC completes a business combination after receiving a delisting determination by the staff of the Listing Qualifications Department of Nasdaq (a “Staff Delisting Determination”) and/or demonstrates compliance with all applicable initial listing requirements, the combined company can apply to list its securities on Nasdaq pursuant to the normal application review process. The Nasdaq rules contain a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the Nasdaq 36-Month Requirement.

Accordingly, were we to amend our Charter to extend the date by which we are permitted to consummate our initial business combination, we would still need to consummate our initial business combination on or prior to three year date in order to avoid a suspension of our securities from trading on and delisting from Nasdaq. If Nasdaq were to suspend our securities from trading and delist our securities, our securities could potentially be quoted on an over-the-counter market. Even if our securities are then quoted on an over-the-counter market, our Nasdaq suspension and delisting could have significant material adverse consequences, including:

•        making our securities appear to be less attractive to potential target companies than the securities of an exchange listed SPAC;

•        limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        the possibility that our Class A Ordinary Shares would be deemed “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        limited news and analyst coverage; and

•        decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, trading in our securities, and offers and sales of our securities by us, may be subject to state securities regulation and additional compliance costs.

Our public shareholders’ exercise of redemption rights with respect to a large number of Public Shares in the Charter Extension may limit our ability to complete an initial business combination in the most desirable manner that will optimize the capital structure of the combined company, or continue to list our securities on Nasdaq.

Over the past two years, the redemption rate of shares held by public shareholders of SPACs at the time of a shareholders meeting that approves an amendment to the SPAC’s charter or the initial business combination of the SPAC has been very high, especially for SPACs such as us that have not received additional contributions in their trust accounts in connection with such amendments. Therefore, there is a high likelihood that we, too, may be subject to significant redemptions that may affect our ability to complete an initial business combination.

Due to the high rates of redemptions of Public Shares in connection with shareholder votes on extensions or business combinations of SPACs, we may need to rely upon significant PIPE or other outside financing to provide cash to our post-business combination company. Obtaining financing in connection with initial business combinations of SPACs has in recent times been very difficult, with many financings available only on terms that are onerous to the surviving company of the business combination. The failure to secure additional financing on reasonable terms could have a material adverse effect on the continued development or growth of the target business. None of the Sponsor or our other shareholders is required to provide any financing to us in connection with or after our initial business combination. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels or on onerous terms. High rates of redemptions of Public Shares will also limit our ability to continue to list our securities on Nasdaq. The above considerations may limit our ability to complete a business combination in the most desirable manner that will optimize the capital structure of the combined company, or at all. If we are unable to complete an initial business combination, our public shareholders may only receive approximately $10.83 per Public Share on the liquidation of our Trust Account, as of July 28, 2026, and our Warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.83 per share on the redemption of their Public Shares.

THE SPECIAL MEETING

This proxy statement is being provided to Andretti shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting to be held on August 28, 2026 and at any postponement or adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about July 31, 2026 to all shareholders of record of Andretti as of July 27, 2026, the Record Date for the Special Meeting. Shareholders who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m. Eastern Time, on August 28, 2026 at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote on the proposals.

The Proposals at the Special Meeting

At the Special Meeting, Andretti shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, the Extension Amendment and that the Charter be amended as set out in Annex A to this proxy statement;

•        Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

•        Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Andretti, you have a right to vote on certain matters affecting Andretti. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Ordinary Shares at the close of business on July 27, 2026 which is the Record Date for the Special Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “Street Name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 29,510,000 issued and outstanding Ordinary Shares, of which 23,000,000 Class A Ordinary Shares are held by Andretti public shareholders, 760,000 Class A Ordinary Shares are held by the Sponsor and BTIG and 5,750,000 Class B Ordinary Shares are held by the Sponsor and current and former directors of the Board.

Recommendation of the Board

The Board unanimously recommends that you vote “For” each of these proposals.

Broker Non-Votes

Holders of our Ordinary Shares that are held in Street Name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Special Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Quorum and Required Vote for the Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of at least one-third of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting. Holders of Founder Shares and Private Shares, including the Sponsor, who beneficially owns approximately 21% of Andretti’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, 3,636,667 Class A Ordinary Shares would be required to be present at the Special Meeting to achieve a quorum.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

It is possible that Andretti will not be able to complete a business combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, Andretti will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a Andretti Shareholder of Record, you may vote in person or by proxy. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “Street Name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m. Eastern Time, on August 28, 2026.

Voting by Internet

Shareholders who have received a copy of the proxy card by mail may be able to submit their proxy instructions over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “Street Name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Andretti. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 31, 2026.

You will receive a confirmation of your registration by email after Andretti receives your registration materials. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. Follow the instructions provided to vote. Andretti encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 and via the Internet. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet;

•        you may send a later dated, signed proxy card to Andretti Acquisition Corp. II, 100 Kimball Place, Suite 550, Alpharetta, GA 30009, Attn: Chief Executive Officer, so that it is received by Andretti’s Chief Executive Officer on or before the Special Meeting; or

•        you may attend the Special Meeting, revoke your proxy, and vote as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Charter, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Okapi Partners LLC, Andretti’s proxy solicitor, at (877) 796-5274 or banks and brokers can call at (212) 297-0720.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the approval of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on August 26, 2026 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Andretti redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Andretti’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposals at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Prior to their exercising redemption rights, Andretti shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Andretti, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before September 9, 2026, Andretti will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account including any interest earned (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) to the public shareholders and all of Andretti’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Andretti’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Andretti is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made on the Internet. Andretti has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. Andretti and its directors, officers and employees may also solicit proxies on the Internet. Andretti will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Andretti will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Andretti will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Andretti shareholders. Directors, officers and employees of Andretti who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Andretti’s Directors and Officers

When you consider the recommendation of the Board, Andretti shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Andretti have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Andretti shareholders that they approve the Extension Amendment Proposal. Andretti shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved, and a business combination is not completed on or before September 9, 2026, the 5,750,000 Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000, and 760,000 Private Placement Units owned by the Sponsor and BTIG, will all be worthless (as the holders have waived liquidation rights with respect to such shares). Assuming such Founder Shares and Private Placement Units have a value equal to Class A Ordinary Shares and Public Units, respectively, such securities would have had an aggregate market value of approximately $70.3 million based on the last sale price of approximately $10.79 and $10.86 of the Class A Ordinary Shares and units, respectively, on the Nasdaq Global Market on July 28, 2026;

•        the fact that the Sponsor and Andretti’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve an initial business combination;

•        the fact that the holders of the Founder Shares, including the Sponsor and Andretti’s directors and officers, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the Founder Shares and Private Shares held by them and the Sponsor and Andretti’s officers and directors will not be reimbursed for any out-of-pocket expenses, if Andretti fails to complete an initial business combination on or before September 9, 2026, and the Extension Amendment Proposal is not approved. Accordingly, the Sponsor, Andretti’s officers and directors will lose their entire investment in Andretti if Andretti fails to complete an initial business combination on or before September 9, 2026, and the Extension Amendment Proposal is not approved;

•        the continued indemnification of Andretti’s existing directors and officers and the continuation of Andretti’s directors’ and officers’ liability insurance after a business combination; and

•        the fact that if the Trust Account is liquidated, including in the event Andretti is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Andretti to the extent necessary to preserve the proceeds in the Trust Account, provided that such obligation shall only apply to the extent necessary any such claims for services rendered or contracted for or products sold to Andretti, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay Andretti’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Andretti’s indemnity of the underwriters of Andretti’s initial public offering against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Extension Amendment Proposal is approved and Andretti consummates a business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for a potential transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Andretti is proposing to amend its Charter to extend the date by which Andretti has to consummate a business combination to the Charter Extension Date so as to give Andretti additional time to complete a business combination. The complete text of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

Without the Charter Extension, the Board believes that Andretti will not be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate and dissolve.

As contemplated by the Charter, the holders of Andretti’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is approved.

As of July 28, 2026 the redemption price per share was approximately $10.83 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $249.2 million as of July 28, 2026 (including interest not previously released to Andretti to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on July 28, 2026 was $10.79 per share. Andretti cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Andretti believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Andretti does not complete a business combination on or before September 9, 2026.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Reasons for the Extension Amendment Proposal

Andretti’s Charter provides that Andretti has within 24 months from the consummation of the initial public offering to complete a business combination. Andretti and its officers and directors agreed that they would not seek to amend Andretti’s Charter to allow for a longer period of time to complete a business combination unless Andretti provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Andretti shareholders that the Charter Extension be obtained so that Andretti will have a limited additional amount of time to consummate a business combination. Without the Charter Extension, Andretti believes that it will not be able to complete a business combination on or before September 9, 2026. If that were to occur, Andretti would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Andretti additional time to negotiate and consummate a business combination. Andretti will not proceed with the Charter Extension if, on or before September 9, 2026, Andretti completes a business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before September 9, 2026, then, as contemplated by and in accordance with its Charter, Andretti will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public

Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Andretti’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Andretti’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Founder Shares and Private Shares, including the Sponsor and the officers and directors of Andretti, have waived their rights to participate in any liquidation distribution with respect to the Founder Shares and Private Shares held by them. There will be no distribution from the Trust Account with respect to Andretti’s warrants, which will expire worthless in the event Andretti dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Andretti will file the special resolution approving the Extension Amendment Proposal and the amendment to the Charter, as set forth in Annex A hereto to extend the time it has to complete a business combination until the Charter Extension Date. Andretti will then continue to attempt to consummate a business combination until the Charter Extension Date, or until such earlier date as determined by the Board in its sole discretion. Andretti’s Class A Ordinary Shares and Public Warrants will remain publicly traded on Nasdaq during this time.

Redemption Rights

In connection with the approval of the Extension Amendment Proposal, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on August 26, 2026 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Andretti redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Andretti’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to their exercising redemption rights, Andretti shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Andretti, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Andretti does not consummate an initial business combination on or before September 9, 2026, and the Extension Amendment Proposal is not approved, Andretti will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Andretti’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Andretti’s shares that elect to have their shares redeemed for cash. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of Andretti’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Andretti’s securities, you should consult your tax advisor. This summary assumes that shareholders hold Andretti’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ANDRETTI’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Andretti’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        an individual who is a United States citizen or resident of the United States, as determined for United States federal income tax purposes;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If Andretti is considered a “passive foreign investment company” for these purposes (which Andretti will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Andretti is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Andretti entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Andretti. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because Andretti is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above. Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Andretti’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

The characterization for U.S. federal income tax purposes of a redemption of a Redeeming Non-U.S. Holder’s shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a Redeeming U.S. Holder’s shares. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Full Text of the Resolution to be Approved

“It is resolved as a special resolution with immediate effect that the Company’s articles of association be amended by replacing the existing definition of Deadline Date in Article 49.7 with the following:

49.7  In the event that:

(a)     the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles (the “Deadline Date”);”.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ANDRETTI’S SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

The Company is asking the shareholders to ratify the audit committee’s selection and appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the audit committee may reconsider the selection of Withum as the Company’s independent registered public accounting firm.

Withum has audited the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2025 and December 31, 2024 totaled approximately $80,600 and $91,520, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the years ended December 31, 2025 and December 31, 2024.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the years ended December 31, 2025 and December 31, 2024.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Withum for any other services for the years ended December 31, 2025 and December 31, 2024.

Pre-Approval Policy

The Company’s audit committee pre-approves all auditing services and permitted non-audit services to be performed for the Company by the auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Full Text of the Resolution to be Approved

“It is resolved as an ordinary resolution that the re-appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be confirmed, ratified and approved.”

Vote Required for Approval

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ANDRETTI’S SHAREHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Andretti’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Andretti’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Full Text of the Resolution to be Approved

“It is resolved, as an ordinary resolution, to adjourn the general meeting to a later date or dates or sine die, if necessary or desirable, in the opinion and at the discretion of the directors, to permit further solicitation and vote of proxies if, at the time of the meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.”

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ANDRETTI’S SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by Andretti to be the beneficial owner of more than 5% of the outstanding Ordinary Shares;

•        each of Andretti’s executive officers and directors that beneficially owns Ordinary Shares; and

•        all Andretti’s executive officers and directors as a group.

In the table below, percentage ownership is based on 29,510,000 of our Ordinary Shares, consisting of (i) 23,760,000 Class A Ordinary Shares and (ii) 5,750,000 Class B Ordinary Shares, issued and outstanding as of the Record Date. On all matters to be voted upon, except for (x) the election of directors of the Board and (y) continuing our Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend our Charter or to adopt new constitutional documents, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands), holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, unless otherwise required by applicable law. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, Andretti believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Andretti Sponsor II LLC(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
William J. Sandbrook(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
William M. Brown(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
Michael M. Andretti(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
Mario Andretti(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
James W. Keyes	—	—	—	—	—
Cassandra S. Lee	—	—	—	—	—
Gerald D. Putnam	—	—	—	—	—
John J. Romanelli	—	—	—	—	—
All executive officers, directors and advisor as a group (8 individuals)(2)(3)	450,000	1.89%	5,750,000	100.00%	21.01%
Other 5% Shareholders
Wolverine Asset Management, LLC(4)	1,344,311	5.66%	—	—	4.56%
AQR Parties(5)	1,520,933	6.40%	—	—	5.15%
Magnetar Parties(6)	1,400,000	5.89%	—	—	4.74%
Polar Asset Management Partners Inc.(7)	1,250,000	5.26%	—	—	4.24%
Barclays PLC(8)	1,663,200	7.00%	—	—	5.64%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 100 Kimball Place, Suite 550, Alpharetta, Georgia 30009.

(2)      Interests shown consist of Private Shares and Founder Shares, classified as Class B Ordinary Shares. Such Founder Shares will (unless otherwise provided in our initial business combination agreement) automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination, and may be converted at any time prior to our initial business combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)      Andretti Sponsor II LLC, our Sponsor, is the record holder of such Private Shares and Class B Ordinary Shares. There are four managing members of our Sponsor, Mario Andretti, Michael M. Andretti, William J. Sandbrook, and William M. Brown. The approval of managing members holding at least 50% of the economic interests of our Sponsor held by such persons is required to approve an action. All of our officers, directors and our advisors are members of our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Each independent director indirectly holds 25,000 Founder Shares, except for Cassandra S. Lee who indirectly holds 30,000 Founder Shares, through membership interests in our Sponsor.

(4)      According to a Schedule 13G filed with the SEC on April 20, 2026 by (i) Wolverine Asset Management, LLC (“WAM”), Wolverine Holdings, LLC (“Wolverine Holdings”), Christopher L. Gust and Robert R. Bellick (the “Wolverine Parties”). The sole member and manager of WAM is Wolverine Holdings. Robert R. Bellick and Christopher L. Gust, may be deemed to control Wolverine Holdings in their roles as Managers of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, and Mr. Gust have voting and dispositive power over 1,344,311 Class A Ordinary Shares. The principal business address of each of the Wolverine Parties is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(5)      According to a Schedule 13G/A filed with the SEC on February 13, 2025 by (i) AQR Capital Management, LLC, a Delaware limited liability company (“AQR”), (ii) AQR Capital Management Holdings, LLC, a Delaware limited liability company (“AQR Holdings”), (iii) AQR Arbitrage, LLC, a Delaware limited liability company (collectively, with AQR and AQR Holdings, the “AQR Parties”). The principal business address of each of the AQR Parties is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

(6)      According to a Schedule 13G filed with the SEC on November 6, 2024 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”) (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund — T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      According to a Schedule 13G/A filed with the SEC on August 14, 2025, by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada (“Polar”). Polar serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Public Shares directly held by PMSMF. The principal business address for Polar is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6, Canada.

(8)      According to a Schedule 13G/A filed with the SEC on May 14, 2026 by Barclays PLC. The principal business address of Barclays PLC is 1 Churchill Place, London — E14 5HP.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of a business combination. Accordingly, if we consummate a business combination, our next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Charter Extension Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should inform us of your request by contacting us at:

Andretti Acquisition Corp. II

100 Kimball Place, Suite 550

Alpharetta, GA 30009

Attention: William M. Brown

Tel: (770) 299-2201

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Andretti files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Andretti’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Andretti’s filings with the SEC (excluding exhibits) at no cost by contacting Andretti at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Andretti’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Andretti at the following address and e-mail address:

Andretti Acquisition Corp. II
100 Kimball Place, Suite 550
Alpharetta, GA 30009
Attention: William M. Brown
Tel: (770) 299-2201
Email: matt.brown@andrettiacquisition.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Andretti’s proxy solicitation agent at the following address, telephone number and e-mail address:

Chuck Garske
Senior Managing Director
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 839-0959
Email: info@okapipartners.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

In order to receive timely delivery of the documents in advance of the Special Meeting, Andretti shareholders must make your request for information no later than August 17, 2026. If you request any documents from Andretti, such documents will be mailed to you by first class mail or another equally prompt means.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
ANDRETTI ACQUISITION CORP. II

The existing definition of Deadline Date in Article 49.7 with the following:

49.7  In the event that:

(a)     the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles (the “Deadline Date”);”.

Annex A-1

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF

ANDRETTI ACQUISITION CORP. II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints

____________________________________ of _________________________________

(insert name of proxy) (insert address of proxy)

or, if no person is otherwise specified, William J. Sandbrook and William M. Brown, (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting (the “Special Meeting”) of Andretti Acquisition Corp. II (“Andretti”) to be held on August 28, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned. Such Shares are to be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion if no voting indication is provided and on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on August 28, 2026:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on March 24, 2026 and the proxy statement is available at

https://www.cstproxy.com/andrettiacquisitionii/2026.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ANDRETTI ACQUISITION CORP. II — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 (IF PRESENTED).	Please mark votes as ☒ indicated in this example
(1) The Extension Amendment Proposal —	FOR	AGAINST	ABSTAIN

“It is resolved as a special resolution with immediate effect that the Company’s articles of association be amended by replacing the existing definition of Deadline Date in Article 49.7 with the following:

49.7 In the event that:

	☐	☐	☐

(a)     the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles (the “Deadline Date”);”.

(2) The Auditor Ratification Proposal —	FOR	AGAINST	ABSTAIN

“It is resolved as an ordinary resolution that the re-appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be confirmed, ratified and approved.”

	☐	☐	☐
(3) The Adjournment Proposal —	FOR	AGAINST	ABSTAIN

“It is resolved, as an ordinary resolution, to adjourn the general meeting to a later date or dates or sine die, if necessary or desirable, in the opinion and at the discretion of the directors, to permit further solicitation and vote of proxies if, at the time of the meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.”

	☐	☐	☐
Date: , 2026

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~